                                                                    EXHIBIT 10.2


                 AMENDMENT NO. 9 TO LOAN DOCUMENTS AND WAIVER
                 --------------------------------------------

                                                             As of June 17, 1999


Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025

Ladies and Gentlemen:

     Foothill Capital Corporation ("Foothill") and KPR Sports International, Inc. ("KPR") and RYKA INC. ("RYKA"; and together with KPR, individually, "Borrower" and collectively, "Borrowers") have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement dated as of December 15, 1997 by and among Foothill and Borrowers, as amended by Consent, Amendment No. 1 to Loan Documents and Subordination Agreement, dated as of January 28, 1998, Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of February 20, 1998, Consent, Amendment No. 2 to Loan Documents and Waiver as to Certain Events of Default, dated March 25, 1998, Consent and Amendment No. 3 to Loan Documents, dated as of May 12, 1998, Amendment No. 4 to Loan Documents and Waiver, executed on or about July 21, 1998, Amendment No. 5 to Loan Documents, dated December 3, 1998, Consent and Amendment No. 6 to Loan Documents, dated January 29, 1999, Consent and Amendment No. 7 to Loan Documents, dated March 19, 1999 and Amendment No. 8 to Loan Documents, Consent and Waiver dated June 10, 1998 (as so amended, the "Loan Agreement") and all other Loan Documents at any time executed and/or delivered in connection therewith. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     Borrowers have requested that Foothill (a) amend certain provisions relating to the issuance of Letters of Credit for the account of Ryka, for a limited period of time, and (b) amend certain other provisions of the Loan Agreement, and Foothill is willing to agree to the foregoing, on and subject to the terms and conditions contained in this Amendment.

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1.   Temporary Increase in Ryka Letters of Credit Sublimit.  Section
          -----------------------------------------------------
2.2(a)(ii)(y)(B) is hereby deleted in its entirety and the following is hereby substituted therefor:

          "(B) (x) during the period from the date of this Agreement through and including June 16, 1999, $3,000,000, (y) during the period from and after June 17, 1999 through and including August 31, 1999, $4,000,000, and (z) at all times from and after September 1, 1999, $3,000,000 ."

     2.   Amendments to Schedules.  Borrowers have established additional
          -----------------------
locations at which they from time to time store Inventory pursuant to warehouse arrangements with each of (a) Faro Services, Inc., Whittier, California (b) Jam'n Warehouse, Renton, Washington and (c) TCB Warehouse, Merrimack, New Hampshire (collectively, the "New Warehouse Locations"). In connection with the establishment of the New Warehouse Locations:

     (i)  Amendment of Schedule E.  Schedule E-1 to the Loan Agreement is hereby
          -----------------------
deleted in its entirety and "Schedule E-1" attached hereto is hereby substituted therefor; and

     (ii) Amendment of Schedule 6.12.  Schedule 6.12 to the Loan Agreement is
          --------------------------
hereby deleted in its entirety and "Schedule 6.12" attached hereto is hereby substituted therefor.

     3.   Representations, Warranties and Covenants.  In addition to the
          -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Foothill pursuant to the Loan Agreement and the other Loan Documents, each Borrower hereby represents, warrants and covenants with and to Foothill as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement); and

     (b) This Amendment has been duly executed and delivered by each Borrower and each Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers contained herein constitute their legal, valid and binding obligations enforceable against them in accordance with their respective terms.

     4.   Conditions Precedent.  The effectiveness of the amendments contained
          --------------------
herein shall be subject to the following:

     (a) the receipt by Foothill of an original of this Amendment, duly authorized, executed and delivered by each Borrower and each Guarantor; and

     (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     5.   Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Loan Agreement and the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and any of the Loan Documents, the terms of this Amendment shall control. The Loan Agreement, the other Loan Documents amended hereby and this Amendment shall be read and be construed as one agreement.

     6.   Further Assurances.  The parties hereto shall execute and/or deliver
          ------------------
such additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes of this Amendment, including, without limitation, a Warehouse Notification and Acknowledgment of Security Interest executed by each respective owner of the New Warehouse Locations, in form and substance satisfactory to Foothill.

     7.   Governing Law.  The validity, interpretation and enforcement of this
          -------------
Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

     8.   Binding Effect.  This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     9.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                              Very truly yours,

                              KPR SPORTS INTERNATIONAL, INC.

                              By: /s/ Steven A. Wolf
                                  ---------------------------------

                              Title: VP & CFO
                                     ------------------------------

                              RYKA, INC.

                              By:  /s/ Steven A. Wolf
                                   --------------------------------

                              Title: VP & CFO
                                     ------------------------------

AGREED:

FOOTHILL CAPITAL CORPORATION

By: Erik R. Sawyer
    ------------------------

Title: VP
       ---------------------


ACKNOWLEDGED AND CONSENTED
TO IN ALL RESPECTS:

GLOBAL SPORTS, INC.

By: /s/ Steven A. Wolf
    ------------------------

Title: VP & CFO
       ---------------------


APEX SPORTS INTERNATIONAL, INC.

By: /s/ Steven A. Wolf
    ------------------------

Title: VP & CFO
       ---------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



GLOBAL SPORTS INTERACTIVE, INC.

By: /s/ Steven A. Wolf
    ---------------------------

Title: VP & CFO
       ------------------------


MR MANAGEMENT, INC.

By: /s/ Michael G. Rubin
    ---------------------------

Title: CEO
       ------------------------


/s/ Michael G. Rubin
-------------------------------
MICHAEL RUBIN

                                 SCHEDULE 6.12
                                 -------------

1.   KPR SPORTS INTERNATIONAL, INC.
     555 South Henderson Road
     King of Prussia, PA 19406

     RYKA INC.
     555 South Henderson Road
     King of Prussia, PA 19406

2.   COURIER SYSTEMS
     45 Rosenhayn Avenue
     Bridgeton, NJ 08302
     (609) 455-3600
     Contact: Tori Morris

3.   TCB WAREHOUSE
     33 Elm Street
     Merrimack, NH 03054
     (603) 424-1809
     Contact: Paul Lusky

4.   FARO SERVICES, INC.
     8190 Byron Road
     Whittier, CA 90606
     (562) 945-0054
     Contact: Toby Booth

5.   UNIVERSAL WAREHOUSE
     2850 East Del Amo Blvd.
     Long Beach, CA 90810
     (310) 631-0800
     (310) 632-9325
     Contact: Virginia Watson

6.   JAM'N WAREHOUSE
     2501 East Valley Road
     Renton, WA 98055
     (425) 254-2500
     Contact: Ted

7.   JAM'N CALIFORNIA
     7301 Telegraph Road
     Unit B
     Montibello, CA 90640-6513
     (323) 838-6709
     Contact: Brian Rock

                                 SCHEDULE E.1
                                 ------------

1.   KPR SPORTS INTERNATIONAL, INC.
     555 South Henderson Road
     King of Prussia, PA 19406

     RYKA INC.
     555 South Henderson Road
     King of Prussia, PA 19406

2.   COURIER SYSTEMS
     45 Rosenhayn Avenue
     Bridgeton, NJ 08302
     (609) 455-3600
     Contact: Tori Morris

3.   TCB WAREHOUSE
     33 Elm Street
     Merrimack, NH 03054
     (603) 424-1809
     Contact: Paul Lusky

4.   FARO SERVICES, INC.
     8190 Byron Road
     Whittier, CA 90606
     (562) 945-0054
     Contact: Toby Booth

5.   UNIVERSAL WAREHOUSE
     2850 East Del Amo Blvd.
     Long beach, CA 90810
     (310) 631-0800
     (310) 632-9325
     Contact: Virginia Watson

6.   JAM'N WAREHOUSE
     2501 East Valley Road
     Renton, WA 98055
     (425) 254-2500
     Contact: Ted

7.   JAM'N CALIFORNIA
     7301 Telegraph Road
     Unit B
     Montibello, CA 90640-6513
     (323) 838-6709
     Contact: Brian Rock